[Name]
[Address]
[Address]

[Date]

Dear [Name],

I am writing to seek your support for the work of the AFL-CIO Housing Investment Trust (HIT) to combat the affordable housing crisis, which is now at a critical point across the United States.

Nearly half of all households that rent are cost-burdened, spending over 30% of their income on housing. Many families face an even greater strain, making impossible trade-offs between housing, food, healthcare, and other essential needs. In a time when market forces are failing working families, organized labor has both a responsibility and an opportunity to help build better communities.

HIT, a fixed-income fund, puts labor’s capital to work by financing construction projects that prioritize affordable and workforce housing – built entirely with union labor. Since 1984, HIT has financed over 130,000 housing units nationwide, more than two thirds of which are affordable. In doing so, HIT has created millions of hours of union construction work, all while fulfilling its primary objective of providing competitive risk-adjusted returns. HIT is backed by over 360 investors, including both pension and health and welfare funds. But to truly scale our impact, we must continue to grow. By bringing more investors to the table, we send a powerful message to cities and states that labor is not just a stakeholder, but a catalyst for real, lasting change. With your support, we can invest in more high-quality, union-built housing projects.

HIT is delivering on its commitment to affordable housing and quality union jobs through active engagement across the country. Currently, the HIT is helping to finance 40 development projects with a combined development cost totaling $2.9 billion, creating or preserving over 5,500 units of housing, which includes 3,342 affordable housing units for American families.

At a time when affordable housing is both an economic and social imperative, please consider this letter as your call to join us and be a part of the solution. You can do so by referring potential multifamily housing construction projects to HIT; by engaging with state and local policymakers to advance policies that promote affordable housing and uphold sound labor standards; and by investing directly in HIT.

Your engagement with the HIT makes our mission possible. My team will reach out to you shortly to discuss further steps to partner with you in this effort and how you can be part of the solution. In the meantime, please contact me or [Name], [Title], at [eMail] or [Telephone] should you have any questions or wish to discuss. Thank you for your consideration.

Sincerely,

/s/ Chang Suh

Chang Suh
Chief Executive Officer and Chief Investment Officer

Job and economic data are calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.